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                                                                Exhibit 10.10(b)

                                                                  EXECUTION COPY

                                 AMENDMENT NO.2
                                       TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


        This AMENDMENT NO.2 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), made as of this 24th day of December, 1997, among STAR BANK, NATIONAL ASSOCIATION, a national banking association ("Bank"), HMI INDUSTRIES INC., a Delaware corporation ("Parent"), and BLISS MANUFACTURING COMPANY, an Ohio corporation ("Bliss") (Parent and Bliss being sometimes hereinafter collectively referred to as the "Borrowers" and individually as a "Borrower").

                                  WITNESSETH:
                                  -----------

        WHEREAS, the Borrowers and Bank have entered into that certain Amended and Restated Credit Agreement, dated as of June 6, 1997, as amended by that certain Waiver and Amendment No.1 to Amended and Restated Credit Agreement ("Amendment No. 1"), dated December 5, 1997 (collectively the "Credit Agreement") pursuant to which Bank has made certain loans and financial accommodations available to the Borrowers;

        WHEREAS, as of the date of this Amendment, Amendment No. 1 remains ineffective as a result of the Borrower's failure to satisfy the condition precedent set forth in Section 4.3 of Amendment No. 1;

        WHEREAS, the Borrowers and Bank desire to amend the Credit Agreement as hereinafter set forth;

        NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Bank and the Borrowers agree as follows:

                           SECTION 1. DEFINED TERMS.
                           -------------------------

        Each defined term used herein and not otherwise defined herein has the meaning ascribed to such term in the Credit Agreement.


                   SECTION 2. AMENDMENT TO CREDIT AGREEMENT.
                   -----------------------------------------

        The Credit Agreement is amended, effective as of the date all of the conditions set forth in SECTION 4 hereof shall have been satisfied, as follows:


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        2.1 AMENDMENT TO PRELIMINARY SECTION. The first paragraph following
WITNESSETH in the Credit Agreement is amended in its entirety to read as follows:

                WHEREAS, HMI Incorporated, an Ontario corporation ("HMI Inc."), Newton Falls Holding Company, a Delaware corporation ("Newton"), Tube-Fab Ltd., an Ontario corporation ("Tube-Fab"), Tube Form, Inc., an Ohio corporation ("Tube Form"), Health-Mor International, Inc., a U.S. Virgin Islands corporation ("International"), Health-Mor Acceptance Corporation, a Delaware corporation ("Acceptance"), HMI Acceptance Corporation, an Ontario corporation ("HMI Acceptance"), and Health-Mor Acceptance Pty. Ltd., an Australian corporation ("Pty") (HMI Inc., Newton, Tube-Fab, Tube Form, International, Acceptance, HMI Acceptance, Pty and Health-Mor Personal Care Corporation, a Delaware corporation ("Personal Care") being sometimes hereinafter collectively referred to as the "Guarantor Subsidiaries" and individually as a "Guarantor Subsidiary"), Borrowers and Bank entered into that certain Credit Agreement, dated as of August 14, 1996, as amended by that certain First Amendment to Credit Agreement, dated as of November 15, 1996, and as further amended by that certain Second Amendment to Credit Agreement, dated as of December 19, 1996, that certain Third Amendment to Credit Agreement, dated as of March 7, 1997, and that certain Fourth Amendment to Credit Agreement, dated as of April 7, 1997 (collectively, the "Existing Credit Agreement");

        2.2 AMENDMENT TO SECTION 1.1. Section 1.1 of the Credit Agreement is amended by adding the following new definitions in proper alphabetical order:

                "SPECIAL TERM LOAN" shall have the meaning ascribed thereto in
        SECTION 2.1 hereof.

                "SPECIAL TERM LOAN FACILITY" shall have the meaning ascribed thereto in SECTION 2.1 hereof.

                "SPECIAL TERM LOAN B" shall have the meaning ascribed thereto in
        SECTION 2.1 hereof.

                "SPECIAL TERM LOAN B FACILITY" shall have the meaning ascribed thereto in SECTION 2.1 hereof.

        2.3 AMENDMENT TO SECTION 1.1. The definition of "Term Loans" in Section
1.1 of the Credit Agreement are amended in their entirety to read as follows:

        "TERM LOANS" shall mean, collectively, the Bliss Equipment Term Loan, the Real Estate Term Loan, the Special Term Loan, and the Special Term Loan B.

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        2.4 AMENDMENT TO SECTION 2.1. Section 2.1 of the Credit Agreement is
amended in its entirety to read as follows:

                2.1 TOTAL FACILITY. Bank will make up to a Twenty Million Dollar ($20,000,000) reducing total credit facility (the "Total Facility") available to Borrowers, subject to the terms and conditions of this Agreement and comprised of the following loans or other financial accommodations advanced, made or made available under the following facilities (collectively, the "Loans"): (i) Revolving Loans (as hereinafter defined) to be advanced under the Revolving Loan facility (the "Revolving Loan Facility"), (ii) a term loan with respect to certain real property (the "Real Estate Term Loan") to be advanced under the Real Estate Term Loan facility (the "Real Estate Term Loan Facility"), (iii) a term loan with respect to machinery and equipment owned by Bliss (the "Bliss Equipment Term Loan") to be advanced under the Bliss Equipment Term Loan facility (the "Bliss Equipment Term Loan Facility"), (iv) a special term loan (the "Special Term Loan") to be advanced under the Special Term Loan facility (the "Special Term Loan Facility"), (v) a special term loan (the "Special Term Loan B") to be advanced under the Special Term Loan B facility (the "Special Term Loan B Facility"), and (vi) as a portion of the Revolving Loan Facility, a letter of credit facility (the "Letter of Credit Facility"), all as more particularly described below.

        2.5 AMENDMENT TO SECTION 2. Section 2 of the Credit Agreement is amended by adding the following new Section 2.18:

                2.18 SPECIAL TERM LOAN B FACILITY. The Special Term Loan B under the Special Term Loan B Facility will be made to Parent in the amount of Two Million Dollars ($2,000,000) on or after December 24, 1997, upon the oral or written request of Parent. The principal of the Special Term Loan B then outstanding, together with and all accrued and unpaid interest thereon, shall be due and payable upon the earlier to occur of
        (i) the effective date of any termination of this Agreement pursuant to
        SECTION 11 and/or SECTION 13 hereof, or (ii) March 31, 1998. No repayment or prepayment of the Special Term Loan B shall be reason for any relending or additional lending of Special Term Loan B proceeds to Parent. The Special Term Loan B may be prepaid in whole or in part so long as such prepayment is accompanied by the fee referred to in SECTION
        3.11 hereof. Any payments required to be made pursuant to this SECTION
        2.18 shall be in addition to any payments made pursuant to SECTION 2.17 hereof.

        2.6 AMENDMENT TO SECTION 3.1. Section 3.1 of the Credit Agreement is amended in its entirety to read as follows:

                3.1 INTEREST ON LOANS. The applicable Borrower shall pay Bank interest on the average daily outstanding principal amount of its (a) Revolving Loans and all other Obligations (other than the Letter of Credit Obligations and the Term Loans) at a per annum rate which shall vary from time to time equal to the rate announced at Bank from time to time as its prime rate (the "Prime Rate"), (b) Bliss Equipment Term Loan and Real Estate

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                Term Loan at a per annum rate which shall vary from time to time equal to the Prime Rate PLUS one-half percent (.50%), (c)
                Special Term Loan at a per annum rate which shall vary from time to time equal to the Prime Rate PLUS two and one-quarter percent (2.25%), and (d) Special Term Loan B at a per annum rate which shall vary from time to time equal to the Prime Rate PLUS two percent (2%), each such rate to be adjusted on the effective date of any change in the Prime Rate by Bank. The Prime Rate is determined solely by Bank pursuant to market factors and its own operating needs and is not necessarily Bank's best or most favorable rate for commercial or other loans. The per annum rate of interest applicable at all times after the occurrence of an Event of Default shall be the applicable rate of interest set forth above plus an additional two percent (2.00%) per annum.

        2.7 ADDITION OF SECTION 3.11. Section 3 of the Credit Agreement is amended by the addition of the following Section 3.11 in proper numeric order:

        3.11 SUCCESS FEE. Borrowers shall pay Bank a success fee of Eighty Thousand Dollars ($80,000) with respect to the Special Term Loan B on the date any payment is made upon the Special Term Loan B.

                   SECTION 3. REPRESENTATIONS AND WARRANTIES.
                   -----------------------------------------

        Each Borrower represents and warrants to Bank as follows:

        3.1 THE AMENDMENT. This Amendment has been duly and validly executed by an authorized executive officer of each Borrower and constitutes the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms.

        3.2 CLAIMS AND DEFENSES. Each Borrower hereby represents, warrants and acknowledges that as of the date of this Amendment, it has no defenses, claims, counterclaims or setoffs with respect to the Credit Agreement or its Obligations thereunder or with respect to any actions of the Bank or any of its officers, directors, shareholders, employees, agents or attorneys, and each Borrower irrevocably and absolutely waives any such defenses, claims, counterclaims and setoffs and releases the Bank and each of its officers, directors, shareholders, employees, agents and attorneys from the same.

        3.3 CREDIT AGREEMENT. The Credit Agreement, as previously amended and as further amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of each Borrower enforceable against each Borrower in accordance with its terms. Each Borrower hereby ratifies and confirms the Credit Agreement, as previously amended and as farther amended by this Amendment.

        3.4 NONWAIVER. Except as otherwise expressly provided herein, the execution, delivery, performance and effectiveness of this Amendment shall not operate nor be deemed to be nor construed as a waiver (i) of any right, power or remedy of Bank under the Credit Agreement, nor (ii) of any term, provision, representation, warranty or covenant contained in the

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Credit Agreement or any other documentation executed in connection therewith.
Further, except as otherwise specifically set forth herein, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Event of Default under the Credit Agreement, as previously amended and as further amended by this Amendment. Nor shall this Amendment constitute, be deemed to be or construed as, consent to the Bliss Sale or the Bliss Sale Documents.

        3.5 REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof', "herein", or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as previously amended and as further amended hereby.

        3.6 DELIVERY OF BLISS SALE DOCUMENTS. The Borrowers have delivered to Bank true, correct and complete fully executed copies of that certain Stock Purchase Agreement, dated December 17, 1997, between Parent and Rhone Capital LLC, together with all exhibits and schedules thereto, and other agreements, instruments and other documents executed and/or delivered in connection with such Stock Purchase Agreement (collectively the "Bliss Sale Documents").

        3.7 CONSENTS. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the execution, delivery and performance by Borrowers or any Guarantor Subsidiary, as the case maybe, of this Amendment or any of the agreements, instruments and documents required to be executed and/or delivered in connection herewith as conditions precedent hereof (such agreements, instruments and documents, together with this Amendment, are Collectively referred to as the "Amendment Documents").

        3.8 NO VIOLATION. The execution, delivery and/or performance by Borrowers or the Guarantor Subsidiaries of the Amendment Documents do not and will not (i) constitute a violation of any applicable law or breach any provision contained in the Borrowers' or Guarantor Subsidiaries' Articles or Certificate of Incorporation or Code of Regulations or By-Laws or contained in any order of any court or other governmental agency or in any agreement, instrument or document to which any of them is a party or by which any of them or their respective properties are bound, or (ii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of their property.

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                       SECTION 4. CONDITIONS PRECEDENT TO
                       ----------------------------------

                      EFFECTIVENESS OF THIS AMENDMENT NO.2
                      ------------------------------------

        In addition to all of the other conditions and agreements set forth herein, the effectiveness of this Amendment is subject to the each of the following conditions precedent:

        4.1 AMENDMENT NO.2 TO AMENDED AND RESTATED CREDIT AGREEMENT. Bank shall have received an original of this Amendment No.2 to Amended And Restated Credit Agreement, executed and delivered by a duly authorized officer of each Borrower.

        4.2 CONSENT, AGREEMENT AND ACKNOWLEDGMENT. Bank shall have received an original counterpart of the Consent, Agreement and Acknowledgment to this Amendment executed and delivered by a duly authorized officer of each Guarantor Subsidiary.

        4.3 BLISS SALE DOCUMENTS. Bank shall have received executed copies of the Bliss Sale Documents certified as true, correct and complete by a duly authorized officer of each Borrower.

        4.4 PROCEEDINGS OF BORROWERS. Bank shall have received certificates of the Secretary of each Borrower and each Guarantor Subsidiary dated as of the date hereof as to (i) true copies of all action taken by each Borrower and each Guarantor Subsidiary, as the case may be, approving or otherwise relating to the Amendment Documents, and (ii) the incumbency and signature of the respective officers of each Borrower and each Guarantor Subsidiary, as the case maybe, executing the Amendment Documents, together with satisfactory evidence of the incumbency of each such Secretary.

        4.5 PAYMENT OF ALL LEGAL FEES AND EXPENSES. The Borrowers shaH have paid to Bank all of Bank's legal fees and expenses incurred through the date hereof, in connection with the Credit Agreement, this Amendment and all other matters, and documentation relating thereto and which is unpaid as of the date hereof.

        4.6 COOPERS & LYBRAND LETTER. Bank shall have received and satisfactorily reviewed a letter from Coopers & Lybrand explaining the loss carry-back and containing an estimation of the tax refund which will be due to Parent.

                            SECTION 5. MISCELLANEOUS.
                            ------------------------

        5.1 GOVERNING LAW. This Amendment has been delivered and accepted at and shall be deemed to have been made at Cleveland, Ohio. This Amendment shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Ohio, without regard to principles of conflict of law.

        5.2 SEVERABILITY. Each provision of this Amendment shall be interpreted in such manner as to be valid under applicable law, but if any provision hereof shall be invalid

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under applicable law, such provision shall be ineffective to the extent of such invalidity, without invalidating the remainder of such provision or the remaining provisions hereof.

        5.3 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute but one and the same agreement.

        5.4 NO CONSENT. In no event shall Borrower's delivery of, and Bank's receipt of, the Bliss Sale Documents Constitute, be deemed to be or construed as, consent to the consummation of the transactions contemplated by the Bliss Sale Documents. Such consent shall only be given by Bank in writing after its satisfactory review of the Bliss Sale Documents. Borrowers acknowledge and agree that the transactions contemplated by the Bliss Sale Documents cannot and will not be consummated without the Bank's prior written consent. Any breach of the foregoing shall constitute an Event of Default under the Credit Agreement, as previously amended, as amended hereby and as the same may be hereafter further amended.

        5.5 CONFESSION OF JUDGMENT. Each Borrower hereby irrevocably authorizes and empowers any attorney-at-law to appear for such Borrower in any action upon or in connection with this Amendment at any time after the Loans and/or other Obligations become due, as herein provided, in any court in or of the State of Ohio or elsewhere, and waives the issuance and service of process with respect thereto, and irrevocably authorizes and empowers any attorney-at-law to confess judgment in favor of Bank against such Borrower, the amount due thereon or hereon, plus interest as herein provided, and all costs of collection, and waives and releases all errors in said proceedings and judgments and all rights of appeal from the judgment rendered. Each Borrower agrees and consents that the attorney confessing judgment on behalf of such Borrower may also be counsel to Bank or any of Bank's Affiliates, waives any conflict of interest which might otherwise arise, and consents to Bank paying such confessing attorney a reasonable legal fee or allowing such attorney's reasonable fees to be paid from the proceeds of collection of the Loans and/or Ohhgations or proceeds of any Collateral, the Premises or any other security for the Loans and the other Obligations.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)


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        IN WITNESS WHEREOF, each Borrower has caused this Amendment No.2 to
Amended And Restated Credit Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY
GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY
OTHER CAUSE.


Signed and acknowledged
in the presence of:                          HMI INDUSTRIES INC.
________________________                     By:_______________________________
Name:___________________________________     Its:______________________________


Name:______________________________


WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY
GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY
OTHER CAUSE.


Signed and acknowledged
in the presence of:                            BLISS MANUFACTURING COMPANY
__________________________________________     By:____________________________
Name:_____________________________________     Its:___________________________


Name:______________________________



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

STATE OF         )
                ) ss:
COUNTY OF       )


        The foregoing instrument was acknowledged before me this ______ day of December, 1997, by ____________________, _____________ of HMI Industries Inc., a
Delaware corporation, on behalf of the company.



                                            -----------------------------
                                             Notary Public


STATE OF   )
           ) ss:
COUNTY OF  )


        The foregoing instrument was acknowledged before me this ______ day of December, 1997, by ___________________, ____________ of Bliss Manufacturing
Company, an Ohio corporation, on behalf of the company.



                                            -----------------------------
                                            Notary Public




Accepted at _____________, Ohio,
as of December ___, 1997.

STAR BANK, NATIONAL ASSOCIATION


By:_____________________________
   Mark E. Storer, Vice President

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


                     CONSENT, AGREEMENT AND ACKNOWLEDGMENT
                     -------------------------------------

        The undersigned, HMI Incorporated, an Ontario corporation, Newton Falls Holding Company, a Delaware corporation, Tube Form, Inc., and Ohio corporation, Tube-Fab Ltd., an Ontario corporation, Health-Mor International, Inc., a U.S. Virgin Islands corporation, Health-Mor Acceptance Corporation, a Delaware corporation, HMI Acceptance Corporation, an Ontario corporation, Health-Mor Acceptance Pty. Ltd., an Australian corporation, and Health-Mor Personal Care Corporation, an Illinois corporation, hereby acknowledge, consent and agree to the terms of the foregoing Amendment No. 2 to Amended and Restated Credit Agreement, dated as of December 24, 1997, among Star Bank, National Association, HMI Industries, Inc. and Bliss Manufacturing Company (the "Amendment"). All capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Amendment. Each of the undersigned represents and warrants to Bank that its obligations under or in connection with the Credit Agreement, as amended by the Amendment, remain the valid and binding obligations of each of the undersigned, enforceable against them in accordance with their respective terms. Each of the undersigned, having guaranteed the indebtedness of the Borrowers under the Credit Agreement, as amended by the Amendment, pursuant to the Amended and Restated Guaranty, and the Canadian Guaranty, (collectively, the "Guaranties"), the Security Agreement and the Canadian Security Agreements (collectively, the "Security Agreements"), executed and delivered by the undersigned to Bank, hereby acknowledges and agrees to the terms of the foregoing Amendment and to the terms of the Credit Agreement, as amended through the date hereof. Each of the undersigned represents and warrants to Bank that the respective Guaranties and the respective Security Agreements to which it is a party remain the valid and binding obligation of each of the undersigned, enforceable against it in accordance with its terms. Each of the undersigned hereby represents, warrants and acknowledges that as of the date of the Amendment, it has no defenses, claims, counterclaims or setoffs with respect to the Credit Agreement, as amended by the Amendment, the Guaranties or its Obligations (as defined in each such document) thereunder or with respect to any actions of the Bank or any of its officers, directors, shareholders, employees, agents or attorneys, and each of the undersigned irrevocably and absolutely waives any such defenses, claims, Counterclaims and setoffs and releases the Bank and each of its officers, directors, shareholders, employees, agents and attorneys from the same. Each of the undersigned acknowledges and agrees that the execution of this Consent, Agreement and Acknowledgment to the Amendment does not grant to any of the undersigned the right or power to require notice to the undersigned of, or the consent of any of the undersigned to, any future waiver, amendment, consent, termination or other modification of, or with respect to, the Credit Agreement or any other Loan Document.


HMI INCORPORATED                          NEWTON FALLS HOLDING COMPANY
By________________________________        By___________________________________


Its_______________________________        Its___________________________________



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TUBE-FAB LTD.                             HEALTH-MOR PERSONAL CARE CORPORATION

By_____________________                   By______________________________

Its____________________                   Its______________________________



HEALTH-MOR INTERNATIONAL, INC.            HEALTH-MOR ACCEPTANCE CORPORATION

By_____________________                   By______________________________

Its____________________                   Its______________________________




HMI ACCEPTANCE CORPORATION                HEALTH-MOR ACCEPTANCE PTY. LTD.

By_____________________                   By______________________________

Its____________________                   Its______________________________




TUBE FORM, INC.

By____________________

Its___________________


Dated:  December 24, 1997


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